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                                                                    Exhibit 23.2



                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" in this Registration Statement on Form S-3 (File No. 333-________).



/s/ Olive LLP
---------------

Olive LLP




Indianapolis, Indiana
November 9, 1998